Summary Prospectus	2025
May 1, 2025, as supplemented June 30, 2025

Stock Fund | Class I (DODGX) | Class X (DOXGX)

Established 1965

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at dodgeandcox.com/documents. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2025, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.

DODGE & COX STOCK FUND ∎ PAGE 1

Dodge & Cox Stock Fund

Investment Objectives

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Dodge & Cox Stock – Class I	Dodge & Cox Stock – Class X
Sales charge (load) imposed on purchases	None	None
Deferred sales charge (load)	None	None
Sales charge (load) imposed on reinvested distributions	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Dodge & Cox Stock – Class I	Dodge & Cox Stock – Class X
Management fees*	0.50%	0.45%
Distribution and/or service (12b-1) fees	None	None
Other expenses (custody, accounting, legal, etc.)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.51%	0.46	%**
Expense reimbursement	None	0.05	%**

Net Expenses	0.51%	0.41	%**

*	Management fees include investment advisory fee expenses of 0.40% for each class; and administrative services fee expenses of 0.10% for Class I shares and 0.05% for Class X shares.
**	Dodge & Cox has contractually agreed, through April 30, 2026, to waive management fees or reimburse the Fund for ordinary expenses to the extent necessary to maintain the net ordinary expense ratio of the Fund’s Class X shares at an amount 0.10% less than the net ordinary expense ratio of the Fund’s Class I shares, and additionally to the extent total ordinary expenses of the Fund’s Class X shares would otherwise exceed 0.41%. This agreement cannot be terminated prior to April 30, 2026, other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement with respect to the maintenance of the net ordinary expense ratio differential between Class X and Class I shares will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in Class I shares and/or Class X shares of the Fund for the time periods indicated and then redeem all of your shares of the Fund’s Class I shares and/or the Fund’s Class X shares at the end of those time periods;
∎	Your investment has a 5% return each year;
∎	The Fund’s operating expenses remain the same; and
∎	The Class X expense reimbursement agreement is effective until April 30, 2026.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Stock – Class I	$52	$164	$285	$640
Dodge & Cox Stock – Class X	$42	$143	$253	$574

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, certain preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in securities of non-U.S. issuers that are not in the S&P 500 Index, provided that that no more than 5% of the Fund’s total assets may be invested in non-U.S. dollar-denominated securities. The Fund may use equity options or total return swaps referencing single stocks or stock indices to create or hedge equity exposure. The Fund may also use futures referencing stock indices such as the S&P 500 Index to equitize, or create equity market exposure, approximately equal to some or all of its cash and cash equivalents, receivables, and similar non-equity assets, or to hedge against a general downturn in the equity markets. Derivative instruments used by the Fund will be counted toward the Fund’s 80% investment policy discussed above to the extent the derivative instruments provide exposure to the types of investments included within that policy.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term profit growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash

PAGE 2 ∎ DODGE & COX STOCK FUND

flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, financially material environmental, social, and governance (ESG) issues, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, national, regional or global events such as adverse political events, the imposition of tariffs or trade restrictions, war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, inflation, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund. The Fund may underperform the broad market, relevant indices, or other funds with similar objectives and investment strategies.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎	Derivatives risk. Investing with derivatives, such as equity index futures, equity options, and total return swaps, and other similar investments (collectively referred to as “derivatives”) involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives, including the sale of call options, may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. As a result, the Fund may be required to continue making required margin and settlement payments and, if the Fund has insufficient cash on hand to meet such requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Derivatives also can create operational and legal risk. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I shares’ returns from year to year. The table shows how the average annual total returns of the Fund’s Class I shares and Class X shares compare to those of a primary and secondary broad-based securities market index. The Fund’s primary benchmark is the S&P 500 Index, which consists of large cap equity securities and is generally considered representative of the U.S. stock market as a whole. The Fund’s secondary benchmark is the Russell 1000 Value Index, which measures the performance of the large capitalization value segment of the U.S. equity universe.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Dodge & Cox Stock – Class I

Annual total returns 2015-2024 (%)

–4.47
21.27
18.32
–7.08
24.80
7.16
31.68
–7.22
17.49
14.52
15
16
17
18
19
20
21
22
23
24

Highest/Lowest quarterly results for the Fund’s Class I shares during the time period were:

Highest: 20.87% (quarter ended December 31, 2020)

Lowest: –29.16% (quarter ended March 31, 2020)

DODGE & COX STOCK FUND ∎ PAGE 3

Average Annual Total Returns

for the Periods Ended 12/31/2024

Dodge & Cox Stock – Class I	1 Year	5 Years	10 Years
Return before taxes	14.52%	11.99%	10.85%
Return after taxes on distributions	12.34	10.50	9.10
Return after taxes on distributions and sale of Fund shares	10.03	9.29	8.39

Dodge & Cox Stock – Class X*
Return before taxes	14.63	12.04	10.88
S&P 500 Index (reflects no deduction for expenses or taxes)	25.02	14.53	13.10
Russell 1000 Value Index (reflects no deduction for expenses or taxes)	14.37	8.68	8.49

*	The Fund’s Class X shares launched on May 1, 2022. In the table above, Class X returns for periods prior to its launch are calculated using performance of the Fund’s Class I shares.

The after-tax returns shown above are for the Fund’s Class I shares. The after-tax returns for the Fund’s Class X shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fund Management

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which consists of the following six members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
David C. Hoeft	Chair (beginning 2026), Senior Vice President, Director, Chief Investment Officer, and member of International Equity Investment Committee (“IEIC”), Global Equity Investment Committee (“GEIC”), Emerging Markets Equity Investment Committee (“EMEIC”), and Balanced Fund Investment Committee (“BFIC”)	23/32
Steven C. Voorhis	Senior Vice President, Director of Research, and member of GEIC	19/29
Philippe Barret, Jr.	Senior Vice President and Director (since 2022), Research Analyst, and member of BFIC and EMEIC	12/21
Kathleen G. McCarthy	Vice President and Research Analyst	9/18
Benjamin V. Garosi	Vice President and Research Analyst, and member of BFIC	6/16
Karim Fakhry	Vice President and Research Analyst	4/20

PAGE 4 ∎ DODGE & COX STOCK FUND

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for each class of shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds, in their sole discretion, reserve the right to modify or waive minimum investment amounts for certain financial intermediaries that submit orders on behalf of their customers under certain circumstances. For example, the Funds may waive or lower the minimum investment amount for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after SS&C GIDS (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Log In” log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Resources” then “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Available Share Classes

Each class of a Fund’s shares represent an interest in the same Fund with the same investment objectives and investment policies. No class has sales charges or makes distribution payments. However, different classes are designed for different types of investors and have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. Investments in Class X shares that are determined to be ineligible may be either denied, cancelled, invested in Class I shares, or converted to Class I shares, at the sole discretion of the Funds. Please refer to the “Share Classes and Distribution” section of this Prospectus for additional information.

Class I. Class I shares are available to all types of investors, including individuals and institutions. Class I shares may be purchased directly from Dodge & Cox or through a financial intermediary.

Class X. Class X shares are available only to certain defined contribution employee retirement benefit plans, such as 401(k), 403(b), employee stock ownership, money purchase pension, profit sharing, stock bonus, target benefit, and thrift or savings plans and other defined contribution plans approved by the Funds. Class X shares are not available to retail investors, defined benefit plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, HSA plans, 529 plans, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Class X shares may be purchased and sold only through the administrator or recordkeeper of an eligible defined contribution employee retirement benefit plan.

Investing Through a Financial Intermediary

If you purchase shares of a Fund through a financial intermediary, such as a broker/dealer, financial institution, investment adviser, or employee benefit plan, rather than directly from the Transfer Agent, your intermediary may impose different or additional conditions than the Funds on purchases, sales, and exchanges of Fund shares. These differences could include initial and subsequent investment minimums, exchange policies, differences in available Funds or share classes, cut-off times for investments, and trading restrictions. Your intermediary could impose additional account and/or transaction fees. You should consult your intermediary directly for information regarding any such conditions or fees. If you purchase shares of a Fund through an intermediary, you must place subsequent orders to sell or exchange those shares through the same intermediary.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, in which case you will generally be taxed only upon withdrawal of monies from the retirement account or are otherwise tax exempt.

Payments to Financial Intermediaries

With respect to Class I shares of a Fund purchased through an employee retirement benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. No such payments are made with respect to the Emerging Markets Stock Fund or the Class X shares of any Fund. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

DODGE & COX STOCK FUND ∎ PAGE 5